SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: October 22, 2003
(Date of earliest event reported):

ACTION PERFORMANCE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.: 0-21630

Arizona	86-0704792
(State or other jurisdiction of incorporation or jurisdiction)	(IRS Employer Identification No.)

1480 South Hohokam Drive
Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

(602) 337-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operation and Financial Condition
SIGNATURES
ex-99

Item 7. Financial Statements and Exhibits

     Exhibit 99 Press Release of Action Performance Companies, Inc. dated October 22, 2003

Item 12. Results of Operation and Financial Condition

     On October 22, 2003, Action Performance Companies, Inc. issued a press release announcing that while preliminary financial information indicates that revenues for the fourth quarter ended September 30, 2003 will approximate $104 - $106 million, within management’s previously reported revenue guidance range, earnings will not meet management’s announced expectations. A copy of this press release is attached hereto as Exhibit 99 and is hereby incorporated by reference in this item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2003	Action Performance Companies, Inc.

	By:	/s/ R. David Martin

	Name:	R. David Martin
	Title:	Chief Financial Officer, Secretary and Treasurer

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